Item 1: Report to Shareholders

European Stock Fund	October 31, 2007

The views and opinions in this report were current as of October 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

European stocks posted strong gains during the year and outperformed U.S. equities. Steady economic growth, rising employment, and reasonably valued stocks were able to offset the abrupt market dip in August caused by the subprime mortgage crisis and volatility through the remainder of the reporting period. The euro and the pound sterling appreciated against the U.S. dollar, aiding results for dollar-based investors. Growth stocks, which we favor and which had been lagging earlier in the year, outpaced value stocks. Your fund posted strong returns for the 6- and 12-month periods.

HIGHLIGHTS

• European stocks posted strong gains during the last year thanks to the region’s steady economic growth and strong demand from emerging economies.

• The European Stock Fund outpaced the MSCI Europe Index and its Lipper benchmark for the 6- and 12-month periods ended October 31, 2007.

• Growth stocks, which the fund favors, outperformed value for the most recent six-month period.

• Even though Europe’s prospects for economic growth are lower than they have been, Europe’s export-oriented businesses should benefit from continued global economic expansion.

In the six-month period ended October 31, 2007, the fund outperformed the MSCI Europe Index and the Lipper European Funds Average, as shown in the performance table. For the 12-month period, the fund outpaced the MSCI index and the Lipper benchmark. Last year we restructured the portfolio to focus on the region’s higher-quality growth companies, and the markets have rewarded that decision. The companies that performed the best were those that capitalized on the opportunities presented by deregulation, sought out opportunities in emerging Europe, and aggressively sold to the emerging Asian and Latin American markets. On the downside, some of our health care and financials weighed on relative results.

By the time this report arrives, you will have received the year-end distribution of dividends and capital gains. In managing the portfolio this past year, we sold a number of our strong long-term performers and realized substantial capital gains. We did not have many losses to offset these gains, and, as a result, you will have taxable gains if you hold the fund in a taxable account. Although tax considerations play an important role in investment decisions, we believe that realizing these gains and reinvesting them in companies with greater growth potential is necessary in order to fulfill the fund’s goal of generating capital growth.

MARKET REVIEW

The global economy has been experiencing a substantial noninflationary expansion, but conditions appear to be changing. Six months ago, it appeared that Europe was poised for a period of accelerated economic growth. Market-friendly reforms in Germany, France, and a number of Eastern European countries, noninflationary employment growth in much of the region, and strong exports were expected to fuel economic momentum, but the projected acceleration never happened. Despite dropping unemployment, Europe’s consumer demand remained stagnant. A number of red-hot real estate markets cooled, and in August concerns about growing defaults in the U.S. subprime mortgage market roiled the world’s credit markets.

Investors fled to safe havens, boosting government bonds and dampening enthusiasm for equities. Led by the European Central Bank, the world’s central banks infused markets with cash to promote liquidity, and investors quickly rediscovered their appetite for risk. Global stock markets rebounded.

At the end of the reporting period, Europe’s economic fundamentals remained intact and equity markets climbed. Inflation remained under control, employment was growing, and consumer spending remained steady. The most recent data indicated that Europe’s major economies would likely continue with their steady—but unspectacular—growth. Across the region, corporations posted solid earnings growth, and many surpassed analysts’ expectations. Most of Europe’s large-cap companies—with the exception of banks and some financial institutions—have had good cash flows and have strengthened their balance sheets.

Europe’s two-year flurry of merger and acquisition activity accelerated in early 2007 but slowed down significantly during the most recent reporting period. The credit problems dried up much of the liquidity that financed the private-equity buyouts, and the companies that were looking for strategic acquisitions moved to the sidelines. Corporate managers had to refocus on growing their earnings through increased sales and operating efficiencies rather than through buyouts. Europe’s exposure to the world’s fastest-growing economies in Eastern Europe and Asia also helped boost the region’s fortunes. Trade with India, China, and other Southeast Asia countries has grown dramatically, benefiting a number of European companies with large multinational operations.

Pockets of problems cropped up during the past six months. The real estate bubbles in Spain and Ireland deflated, and both markets were left with huge inventories of unsold newly built residential properties. The United Kingdom’s real estate market cooled, but the residential inventories were much smaller that those in Spain and Ireland. Spending by the heavily indebted British consumer remained stagnant, and there are no visible signs that conditions will change any time soon.

For the most recent six-month period, the disparity in country performance was more pronounced than it was six months ago, when all of Europe’s markets posted gains. Finland, Russia, Norway, and Greece posted solid gains and the best results (in dollar terms). The weakest performers among the developed countries for the past six months were Ireland, Sweden, Belgium, and Austria, which all registered losses. Europe’s steady economic expansion helped to lift most sectors. Energy, telecommunication services, materials, and utilities posted the largest gains. Health care and financials posted losses and were the worst-performing sectors.

PORTFOLIO PERFORMANCE AND STRATEGY

Europe’s slower-than-anticipated growth in the last six months created a market that rewarded investors who were in the right markets and made skillful stock picks. For the past two years, we have focused our efforts on faster-growing markets and companies that have the potential to generate earnings at a faster rate than the market.

In the past year, we have taken advantage of Greece’s fast-growing economy and favorable investment climate and have maintained a substantial overweight. The government has been enacting a number of market-friendly reforms by deregulating large segments of the economy and selling off interests in state-owned enterprises. In addition, Greece has received a number of European Union subsidies to improve its infrastructure. We have found some exciting opportunities in utilities and construction. We initiated a position in Public Power, Greece’s largest electricity supplier, and added to our holdings in Lamda Development, which opened the country’s first shopping mall and has others in development. Hellenic Telecommunications and Cosmote Mobile Communication were also strong contributors as was EFG Eurobank Ergasias, a fast-growing commercial bank that has expanded into underpenetrated banking markets in Turkey, Bulgaria, Romania, Serbia, and the Ukraine. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

We also found some promising opportunities in Eastern Europe, where the transformation from centrally planned to market economies continues. Romania’s consumer banking services are primitive, and we believe the country’s banking sector has tremendous growth potential providing checking, mortgage, and credit card products and services. Three of our better-performing financial companies this period were Romanian commercial banks. Banca Transilvania and BRD-Groupe Societe Generale posted solid gains, as did the financial holding company SIF 5 Oltenia Craiova. In Russia, where oil-fueled growth has created an expanding consumer sector, we like Open Investments. It is a real estate company that develops and manages high-end office, residential, and commercial buildings. Longtime holding Erste Bank, an Austrian company, continues to grow its operations and market share in Eastern and Central Europe.

Utilities, which are not obvious investments for a growth-oriented fund like ours, were stellar performers this period. Europe is deregulating electrical generation, and a number of companies have been able to take advantage of the more competitive marketplace. We have invested in a number of lower-cost producers that rely on nuclear or hydroelectric generation and that have benefited from rising oil prices. They have been able to hike their prices and increase their profit margins while companies that use oil to generate electricity have seen their margins shrink. Our holdings in EDF Energies Nouvelles (France) and E.ON (Germany) and newly established positions in Fortum (Finland) and Iberdrola (Spain) were solid performers this period.

Telecommunications was another sector that performed well. Telefonica, the Spanish telephone company with operations in Europe and Latin America, was our top absolute contributor. Diversified telecom companies Telenor (Norway) and Neuf Cegetel (France) experienced rapid growth in their mobile, Internet-based, and broadband services.

Among our health care stocks, Spanish plasma products company Grifols again posted stellar returns and was the portfolio’s second-largest absolute contributor for the period. Drug company Novo Nordisk (Denmark) was a solid performer. We were overweight in health care stocks relative to the MSCI benchmark, and that hurt our relative performance. Oil services company Saipem (Italy) and construction giants HOCHTIEF (Germany) and Acciona (Spain) had strong demand for their services and were among our top 10 contributors. Our larger-than-benchmark exposure to industrials helped our relative performance, but two of our stocks—building materials maker Kingspan Group (Ireland) and aerospace firm Zodiac (France)—hurt the sector’s overall relative results. Newly added asset manager Julius Baer (Switzerland) increased its assets under management and was one of the few financial sector stocks that performed well.

From a geographic perspective, the U.K. was our best relative performer. In keeping with our view that the U.K. has been slow growing with stagnant consumer spending, we reduced our weighting in the country to significantly below the benchmark. We were hurt by our overweight in Germany and underweight in Finland, whose stock market has been surprisingly robust in the last six months.

Not all of our holdings performed as we would have liked. A large number of our financials underperformed, including former stalwarts National Bank of Greece (Greece) and Banco Popolare (Italy), which we eliminated this period. Banking company Societe Generale (France), investment company UBS (Switzerland), and insurance company Admiral Group (U.K.) were among our worst absolute performers. We eliminated Admiral Group, but we continue to hold Societe Generale and UBS. Other significant sales include Numico, the Dutch maker of infant formula, baby food, and supplements for people with special nutritional needs, French electric materials supplier Schneider Electric, and Irish building materials supplier CRH.

INVESTMENT OUTLOOK

Europe’s recent economic data may not be as encouraging as they were six months ago, but the region will benefit from the booming emerging market economies. Even though consumer demand in the region is likely to remain languid, Greece and a number of Eastern European countries are experiencing ebullient consumer growth. In addition, a large number of European companies are selling goods and services in dynamic Asian, Latin American, and Middle Eastern countries, and they should prosper. We are concerned about Spain and Ireland, where real estate bubbles have burst. These countries have a large inventory of unsold homes, and we expect the liquidation of these homes to take some time. As a result, we have concerns about the strength of some banks that were active lenders.

European interest rates, which have been lower than U.S. rates, are likely to rise but probably not to a level that shuts off growth. The weaker U.S. dollar and the strong euro may present problems for those companies that depend on exports to America, but China’s growing purchases from Europe are likely to more than offset any drop in transatlantic trade.

Valuations in Germany and France, Europe’s largest national economies, are reasonable at this point, but we are concerned that profitability levels may be peaking. Value stocks, which have outperformed growth for some time, are no longer trading at a relative discount, which should help support the growth-oriented stocks we favor. We believe our focus on growth companies should benefit our long-term investors interested in a concentrated exposure to European markets.

Respectfully submitted,

Dean Tenerelli
Portfolio manager

November 16, 2007

The portfolio manager has day-to-day responsibility for managing the portfolio and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI Europe Index: A market capitalization-weighted index of approximately 500 stocks traded in 15 European markets.

Price/earnings (P/E) ratio: The price-to-earnings ratio shows the “multiple” of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock’s current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock’s price.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $000s)

	Shares	Value
AUSTRIA 2.6%		
Common Stocks 2.6%		
Erste Bank der Oesterreich Sparkasse (1)	251,120	20,471
Wiener Staedtische Versicherung	146,300	10,801
Total Austria (Cost $23,507)		31,272
BELGIUM 2.1%		
Common Stocks 2.1%		
InBev	151,700	14,323
UCB (1)	188,526	11,058
Total Belgium (Cost $19,610)		25,381
DENMARK 1.8%		
Common Stocks 1.8%		
Novo Nordisk, Series B	175,350	21,810
Total Denmark (Cost $7,084)		21,810
FINLAND 1.3%		
Common Stocks 1.3%		
Fortum (1)	366,700	15,918
Total Finland (Cost $11,505)		15,918
FRANCE 16.7%		
Common Stocks 16.7%		
Accor	144,744	13,794
AXA (1)	420,612	18,861
EDF Energies Nouvelles (1)	215,400	17,291
Etam Development	5	—
Lafarge	89,959	14,671
Neopost (1)	127,271	14,769
Neuf Cegetel (1)	404,900	20,500
Pernod-Ricard (1)	69,196	15,995

SeLoger.com (2)	112,787	7,539
Societe Generale (1)	118,410	19,936
Suez (1)	303,900	19,806
Total	319,754	25,774
Zodiac (1)	196,700	13,644
Total France (Cost $129,382)		202,580
GERMANY 13.8%		
Common Stocks 12.6%		
Allianz SE (1)	46,780	10,541
Bayer AG	167,010	13,966
Daimler	151,200	16,696
E.ON AG	94,082	18,373
HOCHTIEF	114,800	15,939
Hypo Real Estate Holding (1)	263,326	15,708
Linde (1)	95,110	12,025
SGL Carbon AG (1)(2)	314,400	18,567
Vossloh	158,036	18,687
Wirecard (2)	700,800	12,274
		152,776
Prererred Stocks 1.2%		
Fresenius SE	180,800	14,335
		14,335
Total Germany (Cost $131,724)		167,111
GREECE 7.9%		
Common Stocks 7.9%		
Cosmote Mobile Communication	338,277	11,687
EFG Eurobank Ergasias	577,592	22,517

Hellenic Technodomiki Tev	937,700	14,254
Hellenic Telecommunications	299,440	10,959
Lamda Development	474,765	9,959
Public Power	392,100	15,920
Sidenor Steel Production & Manufacturing	578,400	10,946
Total Greece (Cost $82,824)		96,242

IRELAND 1.2%

Common Stocks 1.2%

Kingspan Group	599,000	14,151
Total Ireland (Cost $15,256)		14,151

ITALY 6.3%

Common Stocks 6.3%

AEM S.p.A. (1)	3,511,600	14,797
Autogrill	606,800	12,130
Edison (1)	4,248,600	14,423
Intesa Sanpaolo rnc	2,219,300	16,839
Saipem (1)	419,130	18,540
Total Italy (Cost $51,733)		76,729

NORWAY 1.6%

Common Stocks 1.6%

Telenor ASA	818,700	19,226
Total Norway (Cost $10,464)		19,226

PORTUGAL 3.3%

Common Stocks 3.3%

Jeronimo Martins	2,934,000	21,758

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,081,962)	$ 1,392,278
Receivable for investment securities sold	2,469
Dividends and interest receivable	631
Receivable for shares sold	486
Foreign currency (cost $94)	102
Cash	25
Other assets	11,477
Total assets	1,407,468
Liabilities	
Obligation to return securities lending collateral	168,093
Payable for investment securities purchased	11,024
Payable for shares redeemed	1,045
Investment management fees payable	808
Due to affiliates	106
Other liabilities	11,155
Total liabilities	192,231
NET ASSETS	$ 1,215,237
Net Assets Consist of:	
Undistributed net investment income	$ 15,737
Accumulated undistributed net realized gain	155,457
Net unrealized gain	310,364
Paid-in capital applicable to 49,904,608 shares of $0.01 par value capital stock outstanding; 2,500,000,000 shares of the Corporation authorized	733,679
NET ASSETS	$ 1,215,237
NET ASSET VALUE PER SHARE	$ 24.35

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The European Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on February 28, 1990. The fund seeks long-term growth of capital through investments primarily in the common stocks of European companies. Current income is a secondary objective.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. No impact on the fund’s net assets or results of operations is expected upon adoption of FIN 48 on November 1, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning November 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At October 31, 2007, the value of loaned securities was $162,310,000; aggregate collateral consisted of $168,093,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $955,177,000 and $942,377,000, respectively, for the year ended October 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2007, were characterized as follows for tax purposes:

At October 31, 2007, the tax-basis components of net assets were as follows:

For the year ended October 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At October 31, 2007, the cost of investments for federal income tax purposes was $1,081,962,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2007, the fund had no deferred tax liabilities or foreign capital loss carryforwards attributable to foreign securities.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2007, expenses incurred pursuant to these service agreements were $120,000 for Price Associates, $839,000 for T. Rowe Price Services, Inc., and $30,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds.

Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2007, the fund was allocated $205,000 of Spectrum Funds’ expenses, of which $126,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $9,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At October 31, 2007, approximately 11% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of October 31, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 177,528 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price European Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price European Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007, by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 12, 2007

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $49,131,000 from short-term capital gains,

• $59,637,000 from long-term capital gains which was subject to the 15% rate gains category.

For taxable non-corporate shareholders, $13,203,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $22,545,000 and foreign taxes paid of $1,062,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2006	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Vornado Real Estate Investment Trust (3/04 to present);
1991	Member, Advisory Board, Deutsche Bank North America (2004 to pres-
ent); Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
1988	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Chairman,
(1938)	Canyon Resources Corp. (8/07 to present); Director, Golden Star
2001	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05),
Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent director oversees 121 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and President, T. Rowe Price Investment Services,
[121]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[68]	Trust Company

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Christopher D. Alderson (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

M. Kamran Baig (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly Head
of European Research and Senior Portfolio
Manager/Research Analyst, Goldman Sachs
Asset Management (to 2004)

P. Robert Bartolo, CPA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

R. Scott Berg (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President, International Funds	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, International Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Ann B. Cranmer, FCIS (1947)	Vice President, T. Rowe Price Group, Inc., and
Assistant Vice President, International Funds	T. Rowe Price International, Inc.; Vice President
and Secretary, T. Rowe Price Global Asset
Management Limited and T. Rowe Price Global
Investment Services Limited

Frances Dydasco (1966)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President, International Funds	T. Rowe Price International, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Henry M. Ellenbogen (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, International Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Trust Company

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Vice President, International Funds	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, International Funds	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, International Funds	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

David Oestreicher (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., T. Rowe Price Investment Services, Inc.,
and T. Rowe Price Trust Company

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, International Funds

David J.L. Warren (1957)	Director, T. Rowe Price, T. Rowe Price Global
President, International Funds	Asset Management Limited, and T. Rowe Price
Global Investment Services Limited; Vice
President, T. Rowe Price Group, Inc.; Chief
Executive Officer, Director, and President,
T. Rowe Price International, Inc.

William F. Wendler II, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Clive M. Williams (1961)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,531,000 and $1,200,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 18, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 18, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	December 18, 2007